EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                            AUGUST 11, 2003
---------------------


                      VALSPAR REPORTS THIRD QUARTER RESULTS


MINNEAPOLIS, MINNESOTA - The Valspar Corporation (NYSE-VAL), a leading coatings manufacturer, today reported net income for the third quarter ended July 25, 2003 of $40,114,000 versus net income of $38,054,000 for the comparable period last year. Diluted earnings were $0.77 per share, up 4.1% from $0.74 reported a year ago. Sales for the quarter increased 4.0% to $598,179,000, compared to $575,043,000 last year.

Net income for the first nine months of 2003 was $87,889,000 or $1.70 per diluted share, compared with $85,196,000 or $1.66 per diluted share for the same period a year ago. Sales for the first nine months increased 4.4% to $1,628,920,000, compared to $1,560,085,000 during the comparable period a year ago.

Commenting on third quarter results, Richard M. Rompala, Chairman and Chief Executive Officer, said, "We are pleased with our third quarter results in light of the difficult market conditions, which include a weak industrial economy, raw material cost pressures and until July, soft retail demand for architectural coatings. Our packaging and architectural coatings product lines have continued to deliver improved financial results while our industrial coatings financial performance has been constrained by soft demand. We continue to focus on cash flow and cost reduction initiatives and believe we are well positioned to generate stronger earnings growth as market conditions improve."

For further information, contact Deborah D. Weiss, Vice President and Treasurer of Valspar at 612-375-7302.

NOTE: Valspar will host a conference call on Monday, August 11th at 10:00 AM CDT. The call can be heard live over the Internet at Valspar's website at http://www.valspar.com under Investor Relations. Those unable to participate during the live broadcast can access an archive of the call on the Valspar website. A taped replay of the call can also be accessed by dialing 1-800-475-6701 in the U.S. or 320-365-3844 outside the U.S. beginning at 1:30
PM, using access code 693628.

--------------------------------------------------------------------------------

THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING" STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS. FORWARD-LOOKING STATEMENTS ARE NECESSARILY SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS, MANY OF WHICH ARE OUTSIDE THE CONTROL OF THE COMPANY THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. THESE UNCERTAINTIES AND OTHER FACTORS INCLUDE DEPENDENCE OF INTERNAL EARNINGS GROWTH ON ECONOMIC CONDITIONS AND GROWTH IN THE DOMESTIC AND INTERNATIONAL COATINGS INDUSTRY; RISKS RELATED TO ANY FUTURE SIGNIFICANT ACQUISITIONS, INCLUDING RISKS OF ADVERSE CHANGES IN THE RESULTS OF ACQUIRED BUSINESSES, RISKS OF DISRUPTIONS IN BUSINESS RESULTING FROM THE INTEGRATION PROCESS AND HIGHER INTEREST COSTS RESULTING FROM FURTHER BORROWING FOR ANY SUCH ACQUISITIONS; OUR RELIANCE ON THE EFFORTS OF VENDORS, GOVERNMENT AGENCIES, UTILITIES AND OTHER THIRD PARTIES TO ACHIEVE ADEQUATE COMPLIANCE AND AVOID DISRUPTION OF OUR BUSINESS; CHANGES IN THE COMPANY'S RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS; UNUSUAL WEATHER CONDITIONS THAT MIGHT ADVERSELY AFFECT SALES; CHANGES IN RAW MATERIALS PRICING AND AVAILABILITY; CHANGES IN GOVERNMENTAL REGULATION, INCLUDING MORE STRINGENT ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; THE NATURE, COST AND OUTCOME OF PENDING AND FUTURE LITIGATION AND OTHER LEGAL PROCEEDINGS; THE OUTBREAK OF WAR AND OTHER SIGNIFICANT NATIONAL AND INTERNATIONAL EVENTS; AND OTHER RISKS AND UNCERTAINTIES. THE FOREGOING LIST IS NOT EXHAUSTIVE, AND THE COMPANY DISCLAIMS ANY OBLIGATIONS TO SUBSEQUENTLY REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF SUCH STATEMENTS.

                             THE VALSPAR CORPORATION
                        COMPARATIVE CONSOLIDATED EARNINGS
             For the Quarters Ended July 25, 2003 and July 26, 2002


(Dollars in thousands,                       Third Quarter               Year-To-Date
except per share amounts)              (Unaudited)   (Unaudited)   (Unaudited)   (Unaudited)
============================================================================================
                                           2003          2002          2003          2002
============================================================================================
NET SALES                              $   598,179   $   575,043   $ 1,628,920   $ 1,560,085
COST OF SALES                              403,908       385,156     1,113,084     1,053,301
OPERATING EXPENSES                         117,254       112,614       338,021       328,054
--------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS                      77,017        77,273       177,815       178,730
INTEREST EXPENSE                            11,077        13,016        34,403        36,293
OTHER EXPENSE/(INCOME), NET                  1,240         1,358         1,655         1,616
--------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                  64,700        62,899       141,757       140,821
INCOME TAXES                                24,586        24,845        53,868        55,625
--------------------------------------------------------------------------------------------
NET INCOME                             $    40,114   $    38,054   $    87,889   $    85,196
============================================================================================
NET INCOME PER COMMON SHARE-BASIC      $      0.79   $      0.76   $      1.75   $      1.71
NET INCOME PER COMMON SHARE-DILUTED    $      0.77   $      0.74   $      1.70   $      1.66
============================================================================================
AVERAGE NUMBER OF SHARES O/S-BASIC      50,500,156    49,946,161    50,365,736    49,785,690
AVERAGE NUMBER OF SHARES O/S-DILUTED    51,889,457    51,526,402    51,783,890    51,186,179
============================================================================================


                             THE VALSPAR CORPORATION
                           CONSOLIDATED BALANCE SHEETS

                                                July 25,       October 25,     July 26,
(Dollars in thousands)                            2003            2002          2002
=======================================================================================
ASSETS                                         (Unaudited)                   (Unaudited)
  CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS                    $   20,625     $   22,715     $   19,226
  ACCOUNTS RECEIVABLE, NET                        411,088        368,134        401,460
  INVENTORIES                                     208,698        200,645        212,121
  OTHER                                           103,340        110,294        120,237
---------------------------------------------------------------------------------------
  TOTAL CURRENT ASSETS                            743,751        701,788        753,044
  GOODWILL, NET                                   957,615        938,759        941,465
  OTHER ASSETS, NET                               389,200        376,530        355,176
  PROPERTY, PLANT & EQUIPMENT, NET                410,934        402,475        389,300
---------------------------------------------------------------------------------------
TOTAL ASSETS                                   $2,501,500     $2,419,552     $2,438,985
=======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  CURRENT LIABILITIES:
  NOTES PAYABLE TO BANKS                       $   47,689     $   40,579     $   30,311
  TRADE ACCOUNTS PAYABLE                          201,885        197,047        208,865
  INCOME TAXES                                     54,032         20,998         45,360
  ACCRUED LIABILITIES                             232,615        245,271        242,131
---------------------------------------------------------------------------------------
  TOTAL CURRENT LIABILITIES                       536,221        503,895        526,667
  LONG TERM DEBT                                  818,104        885,819        956,666
  DEFERRED LIABILITIES                            302,661        292,585        229,322
  STOCKHOLDERS' EQUITY                            844,514        737,253        726,330
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $2,501,500     $2,419,552     $2,438,985
=======================================================================================
